UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 8, 2026

Date of Report (Date of earliest event reported)

WORTHINGTON STEEL, INC.

(Exact name of registrant as specified in its charter)

Ohio	001-41830	92-2632000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 W. Old Wilson Bridge Road Columbus, Ohio	43085
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 840-3462

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 8, 2026, Worthington Steel GmbH, a limited liability company under German law (“Worthington Steel GmbH”) and an indirect wholly-owned subsidiary of Worthington Steel, Inc. (the “Company”), as the controlling company, entered into a Domination and Profit and Loss Transfer Agreement (the “DPLTA”) with Klöckner & Co SE, a European stock corporation (Societas Europaea) incorporated under the laws of Germany (“Kloeckner”), as the controlled company.

The effectiveness of the DPLTA remains subject to (i) the approval of the DPLTA by Kloeckner’s general meeting with a qualified majority and Worthington Steel GmbH’s shareholder’s meeting and (ii) the registration of the DPLTA with the commercial register (Handelsregister) of the local court (Amtsgericht) at the registered seat of Kloeckner, with effectiveness to occur no earlier than January 1, 2027. While Kloeckner is expected to apply for registration of the DPLTA without undue delay after the expiry of the statutory contestation period for the general meeting resolution, registration may be delayed considerably pending potential shareholder litigation, if any, in Germany.

Under the DPLTA, when effective and subject to certain limitations pursuant to applicable law, (i) Worthington Steel GmbH will be entitled to issue binding instructions to the management board of Kloeckner, (ii) Kloeckner will transfer all of its annual profits to Worthington Steel GmbH, subject to, among other things, the creation or dissolution of certain reserves, and (iii) Worthington Steel GmbH will generally absorb all annual losses incurred by Kloeckner.

Additionally, according to the terms and conditions of the DPLTA, Worthington Steel GmbH will offer, at the election of each outside shareholder of Kloeckner, (i) to acquire the shares of such shareholder for a cash compensation of EUR 11.00 per share pursuant to Section 305 of the German Stock Corporation Act (Aktiengesetz, “AktG”), or (ii) to pay such shareholder a recurring annual compensation payment pursuant to Section 304 of the AktG in a gross amount of EUR 0.67 per share (EUR 0.66 net under the current taxation regime) for each full fiscal year of Kloeckner.

The adequacy of both forms of compensation may be challenged by outside shareholders of Kloeckner via court-led appraisal proceedings (Spruchverfahren) under German law, and it is possible that the courts in such appraisal proceedings may adjudicate higher compensation than agreed upon in the DPLTA. Such court-led appraisal proceedings will not delay the registration of the DPLTA with the relevant commercial register (i.e., the effectiveness of the DPLTA).

The foregoing description of the DPLTA does not purport to be complete and is qualified in its entirety by reference to the DPLTA, a non-binding English translation of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

On September 8, 2026, the Company issued a press release announcing the execution of the DPLTA. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information contained in this Item 7.01 and in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document Description

10.1	Domination and Profit and Loss Transfer Agreement, dated September 8, 2026, between Worthington Steel GmbH and Klöckner & Co SE (English translation).

99.1	Press Release dated September 8, 2026.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Furnished herewith and not filed.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future, including, without limitation, the entry into and consummation of the DPLTA and related transactions, including its approval by Kloeckner’s general meeting with the requisite qualified majority of three fourths of the votes present at the general meeting. Such forward-looking statements are based on the current expectations of the Company and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements. Forward-looking statements are not guarantees of future performance. Risks and uncertainties related to the DPLTA include, but are not limited to, the risk that its effectiveness may be delayed as a result of litigation or otherwise or may not occur, the risk that the DPLTA may be terminated, and risks associated with any appraisal proceedings. Risks and uncertainties may also include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the DPLTA, the impact the DPLTA may have on the business and operations of the Company, and the ability of the Company to retain and hire key personnel and maintain relationships with its suppliers and customers. These risks, as well as other risks, are more fully discussed in the Company’s reports filed with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q under the caption “Risk Factors.” Any forward-looking statements speak only as of the date of this Current Report on Form 8-K. Except as required by applicable law, the Company does not undertake any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON STEEL, INC.

Date: September 8, 2026	By:	/s/ Joseph Y. Heuer
	Name:	Joseph Y. Heuer
	Title:	Vice President - General Counsel and Secretary